UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

PIONEER POWER SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35212	27-1347616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Kelby Street, 12th Floor Fort Lee, New Jersey	07024
(Address of principal executive offices)	(Zip Code)

(212) 867-0700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	PPSI	Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Election of Directors

On November 9, 2023, Pioneer Power Solutions, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, Mr. Mazurek, Mr. Klink, Mr. Cohn, Mr. Ross, Mr. Tesler, Mr. Tulkoff and Mr. Whyte were elected as directors to serve on the Company’s board of directors until the annual meeting of the stockholders in 2024, or until their successors are elected and qualified.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting, the following proposals were submitted to the Company’s stockholders. The final voting results are as follows:

(1)	Election of seven directors to serve on the Company’s board of directors to serve until the annual meeting of the stockholders in 2024, or until his or her successors have been duly elected and qualified:

Nominee	Votes For	Votes Withheld
Nathan J. Mazurek	3,895,715	19,118
Thomas Klink	3,899,471	15,362
Yossi Cohn	3,710,419	204,414
Ian Ross	3,898,143	16,690
David Tesler	3,272,050	642,783
Jonathan Tulkoff	3,271,319	643,514
Kytchener Whyte	3,814,352	100,481

(2)	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Votes Abstaining
5,938,886	190,474	12,322

(3)	Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
3,737,010	158,597	19,226	2,226,849

For more information about the foregoing proposals, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 21, 2023, the relevant portions of which are incorporated herein by reference. A total of 6,141,682 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. Holders of the Company’s common stock were entitled to one vote per share. The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER POWER SOLUTIONS, inc.

Date: November 13, 2023	By:	/s/ Walter Michalec
	Name:	Walter Michalec
	Title:	Chief Financial Officer